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Exhibit 10.1

                                 EQUIPMENT LEASE

         This Equipment Lease Agreement (hereinafter referred to as the "Lease") is made and entered into as of the 1st day of June, 2000 by and between Medicus Corporation, a Delaware corporation (hereinafter referred to as the "Lessor"), with its principal address at 919 Conestoga Road, Suite 106, Building #2, Rosemont, PA 19010, and Integra LifeSciences Corporation, a Delaware corporation (hereinafter referred to as "Lessee"), whose principal address is 105 Morgan Lane, Plainsboro, NJ 08536.

                                   WITNESSETH:

         1. Lease. The Lessor shall Lease to the Lessee the following equipment and appurtenances, hereinafter variously referred to as machinery, equipment:

                            See Attached "Schedule A"

         2. Delivery and Possession. The Lessee shall take possession of the equipment at 515 South Franklin Street, West Chester, PA on or before June 1, 2000 and shall cause it to be shipped at the Lessee's sole cost and expense to the principal location of Lessee's business.

         3. Term and Commencement.

                  (a) Term. The term of this Lease shall commence on June 1, 2000 (the "Commencement Date") and shall terminate on May 31, 2010 unless sooner terminated or extended as hereinafter set forth.

                  (b) Option to Renew. Provided that the Lessee is not in default of any material obligation to Lessor, its successors or assigns (if any) under this Lease, Lessor hereby grants to Lessee an option to renew this Lease for an additional term of one year and ten months ending on March 31, 2012. (the "Option Period").

                        (i) Notice to Exercise Option. To exercise the option under this Lease, Lessee must notify Lessor in writing, not less than ninety (90) days prior to the expiration date of the term that it elects to exercise said option.

         4. Rent.

                  (a) As rent, the Lessee shall pay to Lessor each month during the Term of this Lease the sum of seven thousand five hundred dollars ($7500.00) with the first payment being due on the first day of the month following the Commencement Date, and all payments on the first day of each calendar month thereafter.

                  (b) All rental payments hereunder shall be paid to the Lessor as provided above, without notice or demand.

                  (c) If any installment is paid more than fifteen (15) days after the date said installment is due, the Lessee shall pay Lessor an additional sum equal to one and one half percent (1.5%) of the amount of the installment due and unpaid or the highest allowable late fee permitted by law in the jurisdiction in which the equipment is located, whichever is less ("Late Payment Charge"), and said Late Payment Charge shall be due for each and every month thereafter until said delinquent amount and all Late Payment Charges have been paid thereon. Said amount shall be due not as a penalty but as liquidated damages to reimburse the Lessor for the additional expenses it incurs therefrom, the exact amount of which the parties stipulate and agree is difficult or impossible to compute.

         5. Operation. The equipment shall be principally operated at 105 Morgan Lane, Plainsboro, NJ 08536 or at such other location as Lessee shall determine. Lessee shall have the right to move the equipment upon ten days written notice of Lessor. However, notwithstanding the foregoing, Lessee shall not move the equipment outside the State of New Jersey or the Commonwealth of Pennsylvania without the written consent of Lessor. Said consent shall not be unreasonably withheld.

         6. Use. Lessee shall use the equipment in a careful and proper manner and shall comply with all national, state, municipal, police and other laws, ordinances and regulations in anyway relating to the possession, use, or maintenance of the equipment. If at any time during the term hereof, the Lessor supplies the Lessee with labels, plates, or other markings stating that the equipment is owned by Lessor, the Lessee shall affix and keep the same upon a prominent place on the equipment.

         7. Installation and Service. The Lessor shall assign to the Lessee all the vendor's warranties and guarantees, if any, BUT MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE EQUIPMENT INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE and assumes no obligation with respect to the equipment's operation or maintenance.


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         8. Liability of Lessor. THE LESSOR SHALL NOT BE LIABLE FOR ANY DAMAGES
BY REASON OF THE FAILURE OF THE EQUIPMENT TO OPERATE OR OF FAULTY OPERATION OF THE EQUIPMENT OR SYSTEM. THE LESSOR SHALL NOT BE HELD RESPONSIBLE FOR ANY DIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES RESULTING FROM THE INSTALLATION, OPERATION, OR USE OF THE PRODUCTS OR MATERIALS FURNISHED BY LESSOR.

         9. Lessor's Right of Inspection. Lessee shall permit Lessor and its agents, upon at least one days written notice, to enter into and upon the premises where the equipment is operated at all reasonable times for the purpose of inspecting the equipment or observing its use. The Lessee shall give the Lessor immediate notice of any attachment or other judicial process affecting any item of equipment.

         10. Alterations. Without the prior written consent of Lessor, Lessee shall not make at any time during the Term of this Lease, changes, additions, improvements and/or alterations to the equipment unless they are initiated and recommended by the manufacturer of the equipment to improve performance or for modernization. All additions and improvements of any kind or nature made to the equipment shall belong to and become the property of Lessor upon the expiration or earlier termination of this Lease.

         11. Repairs. The Lessee, at its own cost and expense, shall keep the equipment in good repair, condition and working order and shall furnish any and all parts, mechanisms, and devices required to keep the equipment in good mechanical and working order.

         12. Risk of Loss and Damage; Stipulated Loss Value.

                  (a) The Lessee hereby assumes and shall bear the entire risk of loss and damage to the equipment from any and every cause. No loss or damage to the equipment or any part thereof shall impair any obligation of the Lessee under this Lease which shall continue in full force and effect, including but not limited to obligations of the Lessee to make rental payments.

                  (b) In the event of a Loss, the Lessee, pay the Lessor therefore in cash the replacement cost of the item(s), but in no event less than the net present value of the rent discounted at nine percent (9%) per annum. Upon the cash payment this lease shall terminate.

         13. Surrender. Upon the expiration or termination of the Lease, Lessee shall surrender the equipment to Lessor in good repair and condition, ordinary wear and tear excepted unless the Lessee has paid the Lessor in cash the Stipulated Loss Value of the items(s) of equipment pursuant to Paragraph 12 above. The equipment shall be returned either (i) by delivering the equipment at the Lessee's cost and expense to such place as the Lessor shall specify or (ii) by loading the equipment at the Lessee's sole cost and expense on board such carrier as the Lessor shall specify and shipping the same, freight collect, to the destination designated by Lessor.

         14. Insurance. Lessee shall obtain and maintain during the term of this Lease, fire and all risk insurance, insuring against all reasonable perils and liabilities, for one hundred percent (100%) of the replacement value of the equipment as determined by the Lessor; and shall carry public liability, contractual liability, and property damage insurance covering the equipment, its operation and use. Such insurance shall be issued by an insurance company licensed to do business in the State of New Jersey and shall be in the joint names of Lessor and Lessee. The Lessee shall pay the premiums and deliver the policies or duplicates thereof to Lessor. Each insurer shall agree, by endorsement of the policy or policies issued by it or by independent instrument furnished to the Lessor, that it will give Lessor thirty (30) days written notice before the policy in question shall be cancelled or altered. The proceeds of insurance, at the option of the Lessee, shall be applied either (i) towards the replacement, restoration, or repair of the equipment, or (ii) toward payment of the obligations of the Lessee. If, within ten days following notice by the Lessor to the Lessee, the Lessor has failed to receive policies or certificates of insurance in accordance with this paragraph, the Lessor shall, at the Lessor's option, have the right to procure the insurance and any sums so expended by the Lessor shall thereafter be reimbursed by the Lessee to the Lessor and shall become additional rent under this lease and shall be payable in its entirety, on the next rental payment date or within 30 days, whichever event is sooner.

         15. Liens, Taxes, Assessments, and Licenses. The Lessee shall keep the equipment free and clear of all levies, liens, and encumbrances and shall pay all license fees, registration fees, assessments, charges, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, sale, possession, or use of the equipment, excluding however, all taxes on or measured by the Lessor's income. The Lessee shall also provide all permits and licenses, if any, necessary for the installation and operation of the equipment or any parts thereof. The Lessee shall pay, or reimburse to the Lessor, forthwith as additional rent if the Lessor is charged for the same, all freight, packing, and handling charges (including related insurance charges) as billed by manufacturer, vendor, or carrier. If Lessee shall fail to pay the required fees, assessments, charges and taxes, the Lessor may pay the same. In that event, the cost thereof shall become additional rent and shall be due and payable to the Lessor on the next rental payment date or within 30 days, whichever event is sooner.

         16. Encumbrances and Breakages. The Lessee shall not lease, sublease, mortgage or otherwise encumber, remove, or suffer to be removed from the stipulated premises or part with possession of the equipment or any part hereof, and shall pay to the Lessor as additional rent any charges that may be due to cover replacement, broken, or missing parts or service at the vendor's regular established price if the Lessor shall, at its sole option, elect to make repairs or replacement.


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         17. Warranties. The Lessor shall request the supplier to authorize the
Lessee to enforce in its own name all warranties, agreements, or representations, if any, which may be made by the supplier to the Lessee or Lessor, BUT THE LESSOR ITSELF MAKES NO EXPRESS OR IMPLIED WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. NO DEFECT IN, OR UNFITNESS OF, THE EQUIPMENT SHALL RELIEVE THE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE.

         18. Indemnity. The Lessee shall indemnify the Lessor against, and shall hold the Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages, and liabilities, including attorney's fees, arising out of, connected with, or resulting from the equipment, including without limiting the generality of the foregoing, the manufacture, selection, delivery, possession, use, operation or return of the equipment.

         19. Default. If the Lessee fails to pay any rent or other amount herein provided within fifteen (15) days when the same shall become due and payable, or if the Lessee fails to observe, keep or perform any other provisions of this lease required by it to be observed, kept, or performed, and such failure is not cured within fifteen (15) days of receipt of written notice of such failure from Lessor, or if any execution or other writ or process shall be issued in any action or proceeding against the Lessee whereby the equipment may be taken or distrained, the Lessor may exercise any one or more of the following remedies:

                  (a) To declare the entire amount of rent immediately due and payable as to any or all items of equipment, without notice or demand to the Lessee.

                  (b) To sue for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to any or all items of equipment.

                  (c) To take possession of any or all items of equipment, without demand or notice, wherever the same shall be located, without any court order or other process of law. The Lessee hereby waives any and all damage occasioned by such taking of possession. Any said taking of possession shall not constitute a termination of this lease as to any or all items of equipment unless the Lessor expressly so notifies the Lessee in writing.

                  (d) To terminate this Lease as to any or all items of equipment.

                  (e) To pursue any other remedy at law or in equity.

Notwithstanding any such repossession or any other action, which Lessor may take, the Lessee shall remain liable for the full performance of all obligations on its part to be performed under this Lease; provided however, that if the Lessor obtains any money for the equipment from rerental or sale thereof, said moneys, less expenses, shall be credited to the last payments of the Lessee's obligation.

         20. Bankruptcy or Insolvency. Neither this Lease nor any interest therein is assignable or transferable by operation of law. If any proceeding under any bankruptcy law is commenced by or against Lessee, or if the Lessee is adjudged insolvent, or if the Lessee makes an assignment by the benefit his creditors, or if a writ of attachment or execution is levied on any item or items of equipment and is not released or satisfied within ten days thereafter, or if a receiver is appointed in any proceeding or action, to which the Lessee is a party, with authority to take possession or control of any item or items of the equipment, the Lessor shall have and may exercise any one or more of the remedies set forth in paragraph 19; and this lease shall, at the option of the Lessor, and without further notice immediately terminate and shall not be treated as an asset of the Lessee after the exercise of said option.

         21. Concurrent Remedies. No right or remedy conferred upon or reserved to the Lessor is exclusive of any other right or remedy in this Lease or by law or in equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by status or otherwise, and may be enforced concurrently therewith or from time to time.

         22. Lessor's Expenses. The Lessee shall pay the Lessor all costs and expenses, including attorney's fees, incurred by the Lessor in exercising any of its rights or remedies under this Lease or enforcing any of the terms, conditions, or provisions hereof.

         23. Lessee's Assignment. Without the prior written consent of Lessor, the Lessee shall not (a) assign, transfer, pledge, or hypothecate this Lease, the equipment or any part thereof, or any interest therein to anyone, other than an affiliate of Lessee, or (b) sublet or lend the equipment or any part thereof, or permit the equipment or any part thereof to be used by anyone other than the Lessee or the Lessee's employees or affiliates. Consent to any of the foregoing prohibited acts shall apply only in the given instance, and shall not be a consent to any subsequent like act by the Lessee or any other person. Subject always to the foregoing, this Lease shall inure to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors, and assigns of the parties hereto.


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         24. Lessor's Assignment. All rights of Lessor whether hereunder may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, in whole or in part, without notice to Lessee.

         25. Ownership. The equipment is, and shall at all times be and remain, the sole and exclusive property of the Lessor which shall be entitled to the Investment Credit, if any, to the extent provided under Section 38 of the Internal Revenue Code; and the Lessee shall have no right, title and interest in or to the equipment except as expressly set forth in this Lease.

         26. Separability. Each provision hereof shall be separate and independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from its obligations to perform each and every covenant to be performed by Lessee hereunder. If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and enforceable to the extent permitted by law.

         27. Governing Law. This Lease shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         28. Headings. The headings of various paragraphs herein and hereto have been inserted for convenient reference only and shall not to any extend have the effect of modifying or amending the express terms and provisions of this Lease.

         29. Personal Property. The equipment is, and shall at all times be and remain, personal property, notwithstanding that the equipment or any part thereof may now be, or hereafter become, in any manner, affixed, attached, embedded or permanently resting upon real property or any building thereon, or attached in any manner to what is permanent, as by means of cement, plaster, nails, bolts, screws, or otherwise.

         30. Notice. Any and all notices or demands by or from Lessor to Lessee, or lessee to Lessor, shall be in writing. They shall be served either personally, by certified mail or by telegraphic method, or by a nationally recognized courier service such as Federal Express or United Parcel Service where a receipt is produced evidencing confirmation of service. If served personally or by a nationally recognized courier service, service shall be conclusively made at the time of service. If served by certified mail, service shall be conclusively deemed upon deposit thereof in the United States mail, postage prepaid. All notices shall be sent as follows:

         To the Lessor:

                  Medicus Corporation
                  919 Conestoga Road
                  Suite 106, Building #2
                  Rosemont, PA 19010

         To the Lessee:

                  Integra LifeSciences Corporation
                  105 Morgan Lane
                  Plainsboro, NJ 08536

         The parties agree to provide each other promptly with any address changes.

         31. Accord and Satisfaction. No payment by Lessee or receipt by Lessor of a lesser amount than the correct rent or other moneys due under the Lease shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any check or payment of rent or any other amounts owed to Lessor be deemed to effect or evidence an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of the rent or other amount owed and pursue any other remedy provided in this Lease

         32. Miscellaneous Provisions.

                  (a) If the Lessee consists of more than one person, then the covenants, agreements and obligations of the respective parties shall be binding upon all such parties, jointly and severally.

                  (b) Nothing contained in this Lease shall be deemed or construed by the parties hereto, or any other third party, to create the relationship of principal and agent, or of partnership or of joint venture, or of trustee and beneficiary, or of any other association between the parties hereto other than is clearly and expressly set forth in this Lease, other than that of Lessor and Lessee, and neither the method of payment of any moneys hereunder, nor any other provisions of this Lease, nor any relationship other than Lessor and Lessee.

                  (c) This Lease may be amended, modified and changed only by a written instrument signed by all the parties hereto.


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                  (d) The various rights, options, elections, powers and
remedies of a party or parties to this Lease shall be construed as cumulative, and no one of them exclusive of any others or of any legal or equitable remedy which said party or parties might otherwise have in the event of breach or default in terms hereof, and the exercise of one right or remedy by a party or parties shall not in any way impair his rights to any other right or remedy until all obligations imposed on a party or parties have been fully performed.

                  (e) This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one Lease.

                  (f) It is expressly understood that this Lease contains all terms, covenants, conditions and agreements between the parties hereto relating to the subject matter of this Lease, and that no prior agreements or understandings, either oral or written, pertaining to the same, shall be valid or of any force or effect, and that the terms, covenants, conditions and provisions of this Lease cannot be altered, changed, modified or added to except in writing by all the parties hereto.

                  (g) Should any party or parties hereto institute any action or proceeding in Court to enforce any provision or provisions hereof, or for damages by reason of any default under this Lease, or for a declaration of such party's or parties' rights or obligations hereunder, or for any other judicial remedies, the prevailing party or parties shall be entitled to receive from the losing party or parties such amount as the Court may adjudge to be reasonable attorney's fees for the services rendered the party or parties prevailing in any such action or proceeding.

                  (h) This Lease shall be binding upon and inure to the benefit of the personal and legal representatives, successors and assigns of the parties and also upon the heirs, executors and administrators of any individuals executing this Lease.

                  (i) In interpreting this Lease, the masculine includes the feminine and neuter genders; the plurals include the singular, and vice versa as the context may require.

         33. No Waiver. The failure of Lessor or Lessee to insist upon the strict performance of any provision of this Lease, or the failure by Lessor or Lessee to exercise any right, option or remedy hereby reserved shall not be construed as a waiver for the future of any such provision, right, option or remedy or as a waiver of a subsequent breach thereof. No provision of this Lease shall be deemed to have been waived unless such waiver shall be in writing signed by the party waiving such provision.

         34. Authority. Each party represents to the other that the execution and delivery of this Lease and the performance of its respective obligations hereunder have been authorized by all parties necessary to make this Lease a valid, binding and enforceable Agreement in accordance with the terms hereof, and the person executing this Lease on behalf of each party likewise has all requisite authority so to do.

                  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                          LESSOR:

ATTEST:                                   Medicus Corporation

                                          By:
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                                          LESSEE:

ATTEST:                                   Integra LifeSciences Corporation

                                          By:
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